UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 05908

John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

ITEM 2. REPORT TO STOCKHOLDERS.

John Hancock

Premium Dividend Fund

Ticker: PDT
Semiannual report 4/30/17

Managed distribution plan

The fund adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.0975 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the Plan. The fund's total return at NAV is presented in the Financial highlights.

With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

A message to shareholders

Dear shareholder,

U.S. stocks and the credit segments of the bond market rallied sharply over the past six months, with several indexes reaching all-time highs before pulling back in the first half of April. In some ways, this recent pause wasn't surprising: Much of the fuel for the rally had been investor optimism over the Trump administration's ability to implement pro-growth policies that would boost economic expansion. Instead, the new administration has struggled with a series of controversies, and investors seem to be waiting for policy to catch up with expectations before bidding asset prices up further.

Regardless of what happens in Washington, asset prices in the United States enjoy the support of solid economic growth, low inflation, and rising levels of employment. Potential headwinds include high valuations—particularly when compared with foreign stocks—and any sustained increase in political uncertainty. Just as John Hancock Investments regularly monitors the risks taken by the portfolio teams managing our funds, it is prudent to periodically check in with your financial advisor to ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Premium Dividend Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
13	Financial statements
17	Financial highlights
18	Notes to financial statements
26	Additional information
27	Shareholder meeting
28	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide high current income, consistent with modest growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

The index shown is a blended index that is 70% Bank of America Merrill Lynch Preferred Stock DRD Eligible Index and 30% S&P 500 Utilities Index.

The Bank of America Merrill Lynch Preferred Stock DRD Eligible Index consists of investment-grade fixed-rate U.S. dollar-denominated preferred securities and fixed-to-floating-rate securities. The index includes securities having a minimum remaining term of at least one year, Dividend Received Deduction (DRD) eligible preferred stock and senior debt.

The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

The performance data contained within this material represents past performance, which does not guarantee future results.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Income-producing investments posted modest gains

Late 2016 losses were offset by better performance in the first four months of 2017.

Utility common stock holdings were some of the fund's best performers

Common stock holdings CenterPoint Energy, Inc., Vectren Corp., and DTE Energy Co. fared well amid strong financial results.

Detractors included companies from healthcare and energy sectors

Healthcare firm Teva Pharmaceutical Industries, Ltd. was a key detractor, along with energy companies Royal Dutch Shell plc and BP plc.

PORTFOLIO COMPOSITION AS OF 4/30/17 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. The fund will normally invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       3

Discussion of fund performance

An interview with Portfolio Manager Gregory K. Phelps, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Gregory K. Phelps
Portfolio Manager
John Hancock Asset Management

Can you tell us about recent and upcoming changes to fund management?

Effective February 15, 2017, Brad Lutz, CFA, joined our team. He has more than 20 years of investment experience. Effective August 31, 2017, I will be retiring. Brad Lutz and Joseph Bozoyan, CFA, will continue to manage the fund.

What was the market environment like for income-producing securities during the six months ended April 30, 2017?

Income-producing investments—including the preferred securities and utility common stocks that are the main areas of emphasis for the fund—posted modestly positive returns, with solid gains so far in 2017 offsetting losses in the final two months of 2016. In late 2016, income-producing securities were under pressure amid the surprise election of President Donald Trump, which, in conjunction with strong third quarter U.S. economic data, ratcheted up expectations for higher inflation and higher interest rates. Year-end tax-loss selling—which investors used to offset investment losses against gains—put additional pressure on income-producing assets.

But during the first four months of 2017, preferred securities, utility common stocks, and other income-producers fared better. U.S. Treasury yields moved sideways and remained low relative to history, despite the U.S. Federal Reserve's (Fed's) quarter-point rate hikes in December and March. Low and range-bound U.S. Treasury yields provided a neutral rate backdrop for income-producing asset classes. Preferred securities were also bolstered by favorable supply-and-demand dynamics. There was scant issuance of preferreds during the first quarter of 2017, reducing already tight supply as companies seemed reticent to issue new preferreds in advance of potential Trump administration corporate tax changes.

What's your view on income-producing investments?

We continue to foresee favorable conditions for income-producing investments over the next several months. Interest rates may continue to move gradually higher, but we believe will remain low relative to historical measures, given our view that global growth will remain tepid. Although

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       4

"It appears to us that corporations remain reluctant to issue new preferreds until they have more clarity on potential Trump-led corporate tax rate reductions."
some aspects of the Trump growth agenda may be implemented in 2017, others may not be enacted or felt until 2018 and beyond. Additionally, we believe the Fed will remain cautious and gradual in its bid to normalize monetary policy, especially given the prospects that higher rates could slow the U.S. economy.

Yields on European government debt remain low, suggesting that the world economic recovery may still be vulnerable. We doubt the Fed will risk upsetting already fragile economic conditions abroad. It appears to us that corporations remain reluctant to issue new preferreds until they have more clarity on potential Trump-led corporate tax rate reductions. But we believe demand for preferred securities and utility common stocks could remain solid over the near term, as we expect investors' search for yield to continue until the economy exhibits demonstrable and sustainable strength.

Additionally, the aging global population should foster ongoing demand for preferred securities and utility common stocks as older people migrate larger portions of their portfolios into income-producing investments.

What holdings contributed to performance?

Although the vast majority of the fund's income-producing investments produced gains during the six-month period, some holdings—led by investments in utility common stocks—were standouts. CenterPoint Energy, Inc. performed quite well, bolstered by investor enthusiasm for the company's

SECTOR COMPOSITION AS OF 4/30/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       5

"... we believe demand for preferred securities and utility common stocks could remain solid over the near term, as we expect investors' search for yield to continue until the economy exhibits demonstrable and sustainable strength."
strong financial results and good earnings outlook, as well as its decision to increase dividend payments to shareholders. Vectren Corp. was another top performer for the fund, boosted in part by strong fundamental growth, as well as investor speculation that it could be a merger-or-acquisition target. DTE Energy Co. performed well, helped in part by strength in its midstream gas operations.

Among our preferred securities holdings, Great Plains Energy Inc. was one of our best performers. Holdings in this utility company were helped largely by strong investor demand for securities with attractive coupons, as well as the company's improved underlying fundamentals.

Among financial preferreds, we saw good results with Morgan Stanley and State Street Corp. The combination of the companies' strong fundamental growth, the securities' high coupons and good call protection, and the dearth of supply of high-quality preferreds helped boost the prices of these holdings.

What holdings hurt the fund's performance?

Teva Pharmaceutical Industries, Ltd., the world's largest maker of generic drugs, suffered price declines. Political scrutiny of the drug industry, as epitomized by comments from President Trump that strongly suggested he felt drug prices were too high, weighed on Teva, as did unfilled executive

TOP 10 ISSUERS AS OF 4/30/17 (%)

Bank of America Corp.	4.4
Dominion Resources, Inc.	4.0
Kinder Morgan, Inc.	4.0
PPL Corp.	3.8
JPMorgan Chase & Co.	3.7
Morgan Stanley	3.3
SCE Trust	3.2
Great Plains Energy, Inc.	3.1
Interstate Power & Light Company	3.0
Wells Fargo & Company	2.8
TOTAL	35.3
As a percentage of total investments.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       6

management positions at the company. Energy-related common stock holdings, including Royal Dutch Shell plc and BP plc, detracted from our performance as the recovery in oil prices lost steam.

Were there any significant changes to the portfolio?

Toward the end of 2016, we used the proceeds from some preferred securities call outs to buy other preferreds that we felt were attractively valued after having been unduly punished by the broad sell-off of income-producing investments.

MANAGED BY

Gregory K. Phelps On the fund since 1995 Investing since 1981
Joseph H. Bozoyan, CFA On the fund since 2015 Investing since 1993
Brad Lutz, CFA On the fund since 2017 Investing since 1992

The views expressed in this report are exclusively those of Gregory K. Phelps, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       7

Fund's investments

As of 4-30-17 (unaudited)
	Shares	Value
Preferred securities 102.6% (68.8% of Total investments)		$794,723,033
(Cost $763,181,046)
Consumer staples 2.6%		20,063,378
Food and staples retailing 2.6%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S)	224,250	20,063,378
Energy 5.9%		45,727,650
Oil, gas and consumable fuels 5.9%
Kinder Morgan, Inc., 9.750% (L)(Z)	993,000	45,727,650
Financials 52.6%		407,888,643
Banks 30.1%
Bank of America Corp., 6.375% (Z)	980,000	25,333,000
Bank of America Corp., 6.625% (Z)	360,000	9,298,800
Bank of America Corp., Depositary Shares, Series D, 6.204% (Z)	630,000	16,184,700
Barclays Bank PLC, Series 5, 8.125%	360,000	9,406,800
BB&T Corp., 5.625% (Z)	770,000	19,712,000
BB&T Corp. (Callable 11-1-17), 5.200% (Z)	205,000	5,145,500
BB&T Corp. (Callable 6-1-18), 5.200% (L)(Z)	110,000	2,758,800
Citigroup, Inc. (6.875% to 11-15-23, then 3 month LIBOR + 4.130%) (Z)	137,223	4,041,217
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%) (Z)	240,650	7,053,452
Citigroup, Inc., Depositary Shares, Series AA, 8.125% (Z)	338,830	9,433,027
JPMorgan Chase & Co., 5.450% (Z)	490,000	12,416,600
JPMorgan Chase & Co., 5.500% (Z)	200,000	5,076,000
JPMorgan Chase & Co., 6.100% (Z)	650,000	17,452,500
JPMorgan Chase & Co., 6.300% (Z)	245,000	6,641,950
JPMorgan Chase & Co., 6.700% (Z)	35,000	954,450
Santander Holdings USA, Inc., Series C, 7.300%	500,000	13,025,000
The PNC Financial Services Group, Inc., 5.375% (Z)	180,000	4,543,200
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%) (L)(Z)	311,600	9,120,532
U.S. Bancorp, 5.150% (Z)	500,000	13,035,000
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%) (Z)	351,000	10,298,340
Wells Fargo & Company, 6.000% (Z)	205,000	5,432,500
Wells Fargo & Company, 8.000% (Z)	1,017,000	26,706,420
Capital markets 16.4%
Deutsche Bank Contingent Capital Trust II, 6.550% (Z)	241,725	6,086,636

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       8

	Shares	Value
Financials (continued)
Capital markets (continued)
Deutsche Bank Contingent Capital Trust III, 7.600% (Z)	510,000	$13,336,500
Morgan Stanley, 6.625% (Z)	842,557	22,673,209
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%) (Z)	249,227	6,921,034
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%) (Z)	300,000	8,805,000
State Street Corp., 5.250% (Z)	1,015,000	25,476,500
State Street Corp., 6.000% (Z)	80,000	2,144,000
State Street Corp. (5.900% to 3-15-24, then 3 month LIBOR + 3.108%) (Z)	25,000	703,500
The Bank of New York Mellon Corp., 5.200% (Z)	442,000	11,142,820
The Goldman Sachs Group, Inc., 5.950% (Z)	920,000	23,653,200
The Goldman Sachs Group, Inc., Series B, 6.200% (Z)	250,000	6,695,000
Consumer finance 4.3%
Capital One Financial Corp., 6.000% (L)(Z)	136,000	3,476,160
Capital One Financial Corp., 6.200% (Z)	80,000	2,140,800
Capital One Financial Corp., 6.250% (Z)	87,047	2,303,264
Capital One Financial Corp., 6.700% (Z)	112,650	3,097,875
SLM Corp., Series A, 6.970%	445,500	22,297,275
Insurance 1.8%
Aegon NV, 6.500%	75,000	1,952,250
Prudential Financial, Inc., 5.750% (Z)	50,000	1,289,000
Prudential PLC, 6.750% (Z)	175,000	4,611,250
W.R. Berkley Corp., 5.625%	240,351	6,013,582
Health care 3.9%		30,063,149
Pharmaceuticals 3.9%
Teva Pharmaceutical Industries, Ltd., 7.000%	52,650	30,063,149
Industrials 0.5%		3,437,100
Machinery 0.5%
Stanley Black & Decker, Inc., 5.750%	135,000	3,437,100
Real estate 2.0%		15,392,835
Equity real estate investment trusts 2.0%
Senior Housing Properties Trust, 5.625%	554,690	13,822,875
Ventas Realty LP, 5.450%	63,000	1,569,960
Telecommunication services 3.0%		23,265,250
Diversified telecommunication services 0.5%
Qwest Corp., 6.125%	107,500	2,668,150
Verizon Communications, Inc., 5.900% (Z)	60,000	1,597,200

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       9

	Shares	Value
Telecommunication services (continued)
Wireless telecommunication services 2.5%
Telephone & Data Systems, Inc., 5.875%	100,000	$2,501,000
Telephone & Data Systems, Inc., 6.625%	285,000	7,378,650
Telephone & Data Systems, Inc., 6.875%	170,000	4,363,900
United States Cellular Corp., 6.950%	185,000	4,756,350
Utilities 32.1%		248,885,028
Electric utilities 24.6%
Duke Energy Corp., 5.125% (Z)	192,458	4,944,246
Great Plains Energy, Inc., 7.000%	651,000	35,219,100
Gulf Power Company, 5.600%	52,400	5,292,400
HECO Capital Trust III, 6.500%	181,000	4,903,290
Interstate Power & Light Company, 5.100%	1,340,000	34,719,400
NextEra Energy Capital Holdings, Inc., 5.125% (Z)	185,000	4,625,000
NextEra Energy Capital Holdings, Inc., 5.700% (Z)	320,000	8,128,000
NextEra Energy, Inc., 6.123% (Z)	30,000	1,572,000
NSTAR Electric Company, 4.250%	13,347	1,281,312
NSTAR Electric Company, 4.780%	100,000	9,910,000
PPL Capital Funding, Inc., 5.900% (Z)	1,450,320	37,606,798
SCE Trust I, 5.625%	265,000	6,717,750
SCE Trust II, 5.100%	1,208,500	30,152,075
The Southern Company, 6.250% (Z)	155,000	4,105,950
Union Electric Company, 3.700%	12,262	1,192,097
Multi-utilities 7.5%
BGE Capital Trust II, 6.200%	690,000	17,850,300
Dominion Resources, Inc., 6.750% (Z)	553,000	27,992,860
DTE Energy Company, 5.250%	235,000	5,914,950
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%)	255,000	6,757,500
Common stocks 46.0% (30.9% of Total investments)		$356,882,899
(Cost $230,145,508)
Energy 6.9%		53,503,924
Oil, gas and consumable fuels 6.9%
BP PLC, ADR	715,950	24,571,404
Chevron Corp.	67,000	7,148,900
Enbridge, Inc.	271,200	11,241,240
Royal Dutch Shell PLC, ADR, Class A	202,000	10,542,380
Telecommunication services 2.6%		20,611,900
Diversified telecommunication services 2.6%
AT&T, Inc.	300,000	11,889,000
Verizon Communications, Inc.	190,000	8,722,900

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       10

Shares	Value
Utilities 36.5%	$282,767,075
Electric utilities 19.6%
Alliant Energy Corp.	800,000	31,456,000
American Electric Power Company, Inc. (L)(Z)	200,000	13,566,000
Avangrid, Inc. (L)(Z)	381,500	16,595,250
Duke Energy Corp. (L)(Z)	285,000	23,512,500
Entergy Corp. (L)(Z)	60,000	4,575,600
Eversource Energy	380,000	22,572,000
OGE Energy Corp.	400,000	13,912,000
Pinnacle West Capital Corp.	50,000	4,254,500
PPL Corp.	150,000	5,716,500
The Southern Company	100,000	4,980,000
Xcel Energy, Inc.	240,000	10,812,000
Gas utilities 0.4%
ONE Gas, Inc.	42,500	2,925,275
Multi-utilities 16.5%
Black Hills Corp. (L)(Z)	200,000	13,604,000
CenterPoint Energy, Inc. (L)(Z)	1,025,000	29,243,250
Dominion Resources, Inc.	240,000	18,583,200
DTE Energy Company (L)(Z)	250,000	26,147,500
National Grid PLC, ADR	260,000	16,866,200
NiSource, Inc.	440,000	10,670,000
Vectren Corp. (L)(Z)	215,000	12,775,300
Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.4% (0.3% of Total investments)	$3,116,000
(Cost $3,116,000)
U.S. Government Agency 0.3%	2,665,000
Federal Home Loan Bank Discount Note	0.680	05-01-17	2,665,000	2,665,000
Par value^	Value
Repurchase agreement 0.1%	451,000
Repurchase Agreement with State Street Corp. dated 4-28-17 at 0.220% to be repurchased at $451,008 on 5-1-17, collateralized by $460,000 U.S. Treasury Notes, 1.500% due 12-31-18 (valued at $464,284, including interest)	451,000	451,000
Total investments (Cost $996,442,554)† 149.0%	$1,154,721,932
Other assets and liabilities, net (49.0%)	($379,791,475)
Total net assets 100.0%	$774,930,457

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipts
LIBOR	London Interbank Offered Rate
(L)	A portion of this security is on loan as of 4-30-17, and is a component of the fund's leverage under the Liquidity Agreement.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-17 was $610,559,426. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $147,926,037.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $997,568,746. Net unrealized appreciation aggregated to $157,153,186, of which $175,646,173 related to appreciated investment securities and $18,492,987 related to depreciated investment securities.

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	860	Short	Jun 2017	($107,945,288)	($108,118,125)	($172,837)
						($172,837)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

SWAPS

Interest rate swaps

Counterparty	Notional amount	Currency	Payments made by fund	Payments received by fund	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Morgan Stanley Capital Services	82,000,000	USD	Fixed 0.8750%	3 Month LIBOR (a)	Semi- Annual	Quarterly	Jul 2017	—	($117,060)	($117,060)
								—	($117,060)	($117,060)

(a) At 4-30-17, 3-Month LIBOR was 1.1723%

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       12

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17 (unaudited)

Assets
Investments, at value (Cost $996,442,554)	$1,154,721,932
Cash	124,160
Cash held at broker for futures contracts	1,247,000
Dividends and interest receivable	3,381,799
Other receivables and prepaid expenses	41,564
Total assets	1,159,516,455
Liabilities
Liquidity agreement	383,700,000
Swap contracts, at value	117,060
Payable for futures variation margin	67,183
Interest payable	516,657
Payable to affiliates
Accounting and legal services fees	95,049
Other liabilities and accrued expenses	90,049
Total liabilities	384,585,998
Net assets	$774,930,457
Net assets consist of
Paid-in capital	$593,886,067
Undistributed net investment income	1,926,758
Accumulated net realized gain (loss) on investments, futures contracts and swap agreements	21,128,151
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	157,989,481
Net assets	$774,930,457

Net asset value per share
Based on 48,297,520 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$16.04

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       13

STATEMENT OF OPERATIONS  For the six months ended 4-30-17 (unaudited)

Investment income
Dividends	$32,908,617
Interest	11,154
Less foreign taxes withheld	(323,507)
Total investment income	32,596,264
Expenses
Investment management fees	4,439,532
Interest expense	2,731,730
Administrative service fees	564,423
Transfer agent fees	67,059
Trustees' fees	22,176
Printing and postage	157,779
Professional fees	36,423
Custodian fees	43,855
Stock exchange listing fees	22,911
Other	8,038
Total expenses	8,093,926
Less expense reductions	(43,423)
Net expenses	8,050,503
Net investment income	24,545,761
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	18,720,822
Futures contracts	4,777,136
Swap contracts	33,046
23,531,004
Change in net unrealized appreciation (depreciation) of
Investments	(9,964,540)
Futures contracts	(1,438,064)
Swap contracts	14,091
(11,388,513)
Net realized and unrealized gain	12,142,491
Increase in net assets from operations	$36,688,252

SEE NOTES TO FINANCIAL STATEMENTS
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STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-17	Year ended 10-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$24,545,761	$47,200,026
Net realized gain	23,531,004	18,932,075
Change in net unrealized appreciation (depreciation)	(11,388,513)	36,782,979
Increase in net assets resulting from operations	36,688,252	102,915,080
Distributions to shareholders
From net investment income	(28,247,197)	(46,714,352)
From net realized gain	(14,484,542)	(6,896,593)
Total distributions	(42,731,739)	(53,610,945)
From fund share transactions
Issued pursuant to Dividend Reinvestment Plan	248,740	255,106
Repurchased	—	(1,402,564)
Total from fund share transactions	248,740	(1,147,458)
Total increase (decrease)	(5,794,747)	48,156,677
Net assets
Beginning of period	780,725,204	732,568,527
End of period	$774,930,457	$780,725,204
Undistributed net investment income	$1,926,758	$5,628,194
Share activity
Shares outstanding
Beginning of period	48,281,808	48,372,321
Issued pursuant to Dividend Reinvestment Plan	15,712	15,187
Shares repurchased	—	(105,700)
End of period	48,297,520	48,281,808

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       15

STATEMENT OF CASH FLOWS For the six months ended 4-30-17 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$36,688,252
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(48,620,480)
Long-term investments sold	62,468,885
Decrease in short-term investments	1,972,000
Increase in cash held at broker for futures contracts	(86,000)
Increase in dividends and interest receivable	(1,060,269)
Increase in other receivables and prepaid expenses	(25,847)
Decrease in unrealized appreciation/depreciation of swap contracts	(14,091)
Decrease in payable to affiliates	(4,253)
Decrease in other liabilities and accrued expenses	(63,401)
Decrease in custodian overdraft	(25,929)
Increase in interest payable	134,574
Net change in unrealized (appreciation) depreciation on investments	9,964,540
Net realized gain on investments	(18,720,822)
Net cash provided by operating activities	$42,607,159
Cash flows from financing activities
Distributions to common shareholders net of reinvestments	($42,482,999)
Net cash used in financing activities	($42,482,999)
Net increase in cash	$124,160
Cash at beginning of period	-
Cash at end of period	$124,160
Supplemental disclosure of cash flow information:
Cash paid for interest	$2,597,156

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       16

Financial highlights

COMMON SHARES Period Ended	4-30-17[1]		10-31-16	10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$16.17		$15.14	$15.43	$14.01	$14.56	$13.22
Net investment income[2]	0.51		0.98	0.97	0.98	0.96	0.89
Net realized and unrealized gain (loss) on investments	0.25		1.16	(0.21)	1.74	(0.60)	1.36
Total from investment operations	0.76		2.14	0.76	2.72	0.36	2.25
Less distributions to common shareholders
From net investment income	(0.59)		(0.97)	(0.89)	(0.97)	(0.91)	(0.91)
From net realized gain	(0.30)		(0.14)	(0.20)	(0.34)	—	—
Total distributions	(0.89)		(1.11)	(1.09)	(1.31)	(0.91)	(0.91)
Anti-dilutive impact of repurchase plan	—		— [3,4]	0.04 [3]	0.01 [3]	—	—
Net asset value, end of period	$16.04		$16.17	$15.14	$15.43	$14.01	$14.56
Per share market value, end of period	$16.49		$14.96	$13.68	$13.67	$12.51	$14.32
Total return at net asset value (%)[5,6]	5.01	[7]	14.83	6.18	22.07	2.94	17.61
Total return at market value (%)[6]	16.69	[7]	17.58	8.29	21.12	(6.54)	24.32
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$775		$781	$733	$765	$701	$728
Ratios (as a percentage of average net assets):
Expenses before reductions	2.16	[8]	1.95	1.86	1.79	1.77	1.85
Expenses including reductions[9]	2.15	[8]	1.94	1.85	1.79	1.77	1.85
Net investment income	6.56	[8]	6.14	6.38	6.85	6.61	6.45
Portfolio turnover (%)	4		19	15	6	26	14
Senior securities
Total debt outstanding end of period (in millions)	$384		$384	$384	$384	$384	$366
Asset coverage per $1,000 of debt[10]	$3,020		$3,035	$2,909	$2,994	$2,826	$2,990

1	Six months ended 4-30-17. Unaudited.
2	Based on average daily shares outstanding.
3	The repurchase plan was completed at a repurchase price of $13.27, $13.41 and $12.85 for 105,700, 1,218,436 and 417,696 shares, which equals $1,402,564, $16,344,551 and $5,368,124 in redemptions for the periods ended 10-31-16, 10-31-15 and 10-31-14, respectively.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
7	Not annualized.
8	Annualized.
9	Expenses including reductions excluding interest expense were 1.42% (annualized), 1.40%, 1.41%, 1.44%, 1.41% and 1.40% for the periods ended 4-30-17, 10-31-16, 10-31-15, 10-31-14, 10-31-13 and 10-31-12, respectively.
10	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Premium Dividend Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

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The following is a summary of the values by input classification of the fund's investments as of April 30, 2017, by major security category or type:

	Total value at 4-30-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Preferred securities
Consumer staples	$20,063,378	—	$20,063,378	—
Energy	45,727,650	$45,727,650	—	—
Financials	407,888,643	407,888,643	—	—
Health care	30,063,149	30,063,149	—	—
Industrials	3,437,100	3,437,100	—	—
Real estate	15,392,835	15,392,835	—	—
Telecommunication services	23,265,250	21,668,050	1,597,200	—
Utilities	248,885,028	240,935,431	7,949,597	—
Common stocks
Energy	53,503,924	53,503,924	—	—
Telecommunication services	20,611,900	20,611,900	—	—
Utilities	282,767,075	282,767,075	—	—
Short-term investments	3,116,000	—	3,116,000	—
Total investments in securities	$1,154,721,932	$1,121,995,757	$32,726,175	—
Other financial instruments:
Futures	($172,837)	($172,837)	—	—
Interest rate swaps	(117,060)	—	($117,060)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       19

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (the Managed Distribution Plan). Under the Managed Distribution Plan, the fund makes monthly distributions of an amount equal to $0.0975 per share, which will be paid monthly until further notice.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized long-term capital gains, net realized short-term capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly under the Managed Distribution Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash held at broker for futures contracts.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       20

volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended April 30, 2017, the fund used futures contracts to manage against anticipated interest rate changes. The fund held futures contracts with notional values ranging up to $111.5 million, as measured at each quarter end.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       21

counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2017, the fund used interest rate swaps to hedge against anticipated interest rate changes. No interest rate swap positions were entered into or closed during the six months ended April 30, 2017.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Receivable/payable for futures	Futures†	—	($172,837)
Interest rate	Swap contracts, at value	Interest rate swaps	—	(117,060)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2017:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate	Net realized gain (loss)	$4,777,136	$33,046	$4,810,182

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2017:

Risk	Statement of operations location	Futures contracts	Swap contracts	Total
Interest rate	Change in unrealized appreciation (depreciation)	($1,438,064)	$14,091	($1,423,973)

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.50% of the fund's average daily managed assets (net assets plus borrowing under the Liquidity Agreement) (see Note 8). In addition, the fund pays to the Advisor 5.00% of the fund's daily gross income, which amounted to $1,616,257 for the six months ended April 30, 2017. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2017, this waiver amounted to 0.01% of the fund's average daily managed assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $43,423 for the six months ended April 30, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2017 were equivalent to a net annual effective rate of 0.78% of the fund's average daily managed assets.

Administrative services. The fund has an administrative agreement with the Advisor under which the Advisor oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and other operational activities and maintains fund communications with shareholders. The fund pays the Advisor a monthly administration fee at an annual rate of 0.10% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 17, 2014, the Board of Trustees approved a share repurchase program, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the share repurchase program, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2016. The current share purchase plan will remain in effect between January 1, 2017 to December 31, 2017.

During the six months ended April 30, 2017, the fund had no repurchased activities under the repurchase program. For the year ended October 31, 2016, the fund repurchased 0.22% of its common shares outstanding under the repurchase program. The weighted average discount per share on these repurchases amount to 9.75% for the year ended October 31, 2016. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.

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Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $383.7 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2017 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       24

and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.625%, is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2017, the fund had an aggregate balance of $383,700,000 at an interest rate of 1.62%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2017, the average balance of the LA and the effective average interest rate were $383,700,000 and 1.44%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $48,620,480 and $62,468,885, respectively, for the six months ended April 30, 2017.

Note 10 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 11 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       25

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on December 15, 1989, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide high current income, consistent with modest growth of capital. The fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its assets in dividend paying securities. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Dividends and distributions

During the six months ended April 30, 2017, distributions from net investment income totaling $0.5850 per share and distributions from capital gains totaling $0.3000 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions
November 30, 2016	$0.0975
December 19, 2016	0.0975
January 31, 2017	0.0975
February 28, 2017	0.0975
March 31, 2017	0.0975
April 28, 2017	0.0975
Total	$0.5850
Payment Date	Additional Distributions
December 19, 2016	$0.3000
Total	$0.8850

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       26

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 24, 2017. The following proposal was considered by the shareholders:

Proposal: To elect five (5) Trustees (James R. Boyle, William H. Cunningham, Grace K. Fey, Hassell H. McClellan and Gregory A. Russo) to serve for a three-year term ending at the 2020 Annual Meeting of Shareholders

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
William H. Cunningham	40,694,144.723	851,670.518
Grace K. Fey	40,737,945.981	807,869.260
Hassell H. McClellan	40,699,930.723	845,884.518
Gregory A. Russo	40,738,728.981	807,086.260
Non-Independent Trustee
James R. Boyle	40,745,327.212	800,488.029

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis, Craig Bromley1, Peter S. Burgess, Theron S. Hoffman, Deborah C. Jackson, James M. Oates, Steven R. Pruchansky, and Warren A. Thomson.

1	Effective June 15, 2017, Mr. Bromley no longer serves as a Trustee of the fund. Andrew G. Arnott has been appointed as a Trustee of the fund effective June 20, 2017. Mr. Arnott serves as a Trustee for a term expiring in 2019.
SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       27

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: PDT

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
## Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       28

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF368612	P2SA 4/17 6/17

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
(a) Not applicable.
(b) (b)

Period	Total number of shares purchased	Average price per share	Total number of shares purchased as part of publicly announced plans*	Maximum number of shares that may yet be purchased under the plans
Nov-16	-	-	-	4,829,752
Dec-16	-	-	-	4,829,752
Jan-17	-	-	-	4,829,752*
Feb-17	-	-	-	4,829,752
Mar-17	-	-	-	4,829,752
Apr-17	-	-	-	4,829,752
Total	-	-
* In December 2014, the Board of Trustees approved a share repurchase plan. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2016. The current share repurchase plan will remain in effect between January 1, 2017 and December 31, 2017.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 21, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 21, 2017